UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

C2 BLOCKCHAIN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56340	00-0000000
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 SE 3rd Avenue, #130

Miami, Florida 33131

(Address of Principal Executive Offices)

Issuer's telephone number: (888)-437-3432

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

FORWARD LOOKING STATEMENTS

References to “We,” “Our,” and “the Company,” refer to C2 Blockchain, Inc., a Nevada Company.

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events.

On April 1, 2021, C2 Blockchain, Inc. (the “Company” or “Successor”) transmuted its business plan from that of a blank check shell company to a business combination related shell company with a holding company formation pursuant to a reorganization with American Estate Management Company, Inc. (“AEMC” or “Predecessor” ). The reason for the change in the nature of our business plan is due to the fact that our sole director believed it to be in the best interest of the Company to complete a holding company reorganization (“Reorganization”) with AEMC pursuant to NRS 92A.180, NRS A.200, NRS 92A.230 and NRS 92A.250. The “Articles of Merger” pursuant to the Reorganization were filed on March 31, 2022 with the Nevada Secretary of State, with an effective date of April 1, 2022.

The constituent corporations in the Reorganization were American Estate Management Company (“CHSO” or “Predecessor”), the Company and AEMC Merger Sub, Inc. (“Merger Sub”). Our director is and was the sole director/officer of each constituent corporation in the Reorganization.

Pursuant to the reorganization, the Company issued 1,000 common shares of its common stock to Predecessor and Merger Sub issued 1,000 shares of its common stock to the Company immediately prior to the Reorganization. Immediately prior to the merger, the Company was a wholly owned direct subsidiary of AEMC and Merger Sub was a wholly owned and direct subsidiary of the Company. The legal effective date of the Reorganization was April 1, 2022 (the “Effective Time”). At the Effective Time, Predecessor was merged with and into Merger Sub (the “Merger), and Predecessor was the surviving corporation. Each share of Predecessor common stock (AEMC) issued and outstanding immediately prior to the Effective Time shall be (and subsequently was) converted into one validly issued, fully paid and non-assessable share of Successor common stock.

Each share of Predecessor’s common stock issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of Successor common stock. The control shareholder of Successor is Mendel Holdings, LLC, a Delaware limited liability company. Levi Jacobson, our sole director is the are sole member of Mendel Holdings, LLC and is deemed to be the indirect and beneficial holder of a total of 200,000,000 shares of Common Stock of the Company representing approximately 78.76% voting control of the Company. Levi Jacobson is the same officer/director of the Predecessor and Merger Sub. There are no other shareholders not already disclosed or any officer/director holding at least 5% of the outstanding voting shares of the Company. Currently, there are approximately 253,936,005 shares of Common Stock issued and outstanding of the issuer.

Immediately prior to the Effective Time, and under the respective articles of incorporation of Predecessor and Successor, the Successor Capital Stock had the same designations, rights, and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Predecessor Capital Stock which was automatically converted pursuant to the reorganization.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor, as the holding company, contain provisions identical to the Articles of Incorporation and Bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200.

Immediately prior to the Effective Time, the articles of incorporation of Predecessor stated that any act or transaction by or involving the Predecessor, other than the election or removal of directors of the Predecessor, that requires for its adoption under the NRS or the Articles of Incorporation of Predecessor the approval of the stockholders of the Predecessor, shall require in addition the approval of the stockholders of Successor (or any successor thereto by merger), by the same vote as is required by the articles of Incorporation and/or the bylaws of the Predecessor.

Immediately prior to the Effective Time, the articles of incorporation and bylaws of Successor and Merger Sub were identical to the articles of incorporation and bylaws of Predecessor immediately prior to the merger, other than as permitted by NRS 92A.200;

The Boards of Directors of Predecessor, Successor, and Merger Sub approved the Reorganization, shareholder approval not being required pursuant to NRS 92A.180;

The Reorganization constituted a tax-free organization pursuant to Section 368(a)(1) of the Internal Revenue Code;

Effects of Merger

The Merger shall have the effects set forth in the Agreement and Plan of Merger (attached herein as Exhibit 99) pursuant to the applicable provisions set forth in NRS 92A.250. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, (i) right and title to all assets (including real estate and other property, if any) owned by, and every contract right possessed by, the Predecessor and Merger Sub shall vest in Predecessor, and (ii) all liabilities and obligations of the Predecessor and Merger Sub shall become the liabilities and obligations of Predecessor. The vesting of such rights, title, liabilities, and obligations in the Predecessor shall not be deemed to constitute an assignment or an undertaking or attempt to assign such rights, title, liabilities and obligations.

The conversion of securities of Predecessor into the identical and equivalent securities of Successor will not constitute a sale, resale or different security. Securities issued by Successor pursuant to the merger shall be deemed to have been acquired at the same time as the securities of the Predecessor exchanged in the merger. Successor securities issued solely in exchange for the securities of Predecessor as part of a reorganization of the Predecessor into a holding company structure. Stockholders received securities of the same class evidencing the same proportional interest in the holding company as they held in the Predecessor, and the rights and interests of the stockholders of such securities are substantially the same as those they possessed as stockholders of the Predecessor’s securities. Immediately following the merger, Successor has no significant assets other than securities of the Predecessor and its existing subsidiary(s) and has the same assets and liabilities on a consolidated basis as the Predecessor had before the merger. Stockholders of Predecessor shall be and now are the stockholders of Successor.

Successor common stock is listed in the OTC Expert Market under the Predecessor ticker symbol “AEMC” under which the common stock of Predecessor previously listed and traded until a new ticker symbol is released by the Financial Industry Regulatory Authority (“FINRA”). Our Predecessor applied for a new ticker symbol with FINRA but there is no market effective date at this time. The Company will apply for a CUSIP Number. The CUSIP number for Predecessor’s common stock will be suspended at the market effective date of the release of ticker symbol if Predecessor’s corporate action is successfully approved and processed by FINRA.

The Company’s transfer agent is Pacific Stock Transfer Company with an address of 6725 Via Austi Pkwy, Suite 300, Las Vegas Nevada, 89119.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99	Agreement and Plan of Merger

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C2 Blockchain, Inc.

Dated: April 7, 2022

By: /s/ Levi Jacobson

Levi Jacobson

President and Director